                                                                    Exhibit 10.1

                                   NUCO2 INC.

                             1995 STOCK OPTION PLAN

1.          PURPOSES

            The purpose of the Plan is to provide  additional  incentive  to the officers and  employees  of the Company who are  primarily  responsible  for the management and growth of the Company, or otherwise materially  contribute to the conduct and  direction of its  business,  operations  and  affairs,  in order to strengthen  their desire to remain in the employ of the Company and to stimulate their efforts on behalf of the Company,  and to retain and attract to the employ of the Company persons of competence.  Each option granted  pursuant to the Plan shall be designated  at the time of grant as either an "incentive  stock option"
or as a "non-qualified stock option." The terms and conditions of the Plan shall be set forth or  incorporated by reference in the option  agreements  evidencing the options.

2.          DEFINITIONS

            For the purposes of the Plan, unless the context otherwise requires, the following definitions shall be applicable:

            (a) "Board" or "Board of  Directors"  means the  Company's  Board of
Directors.

            (b) "Code" means the Internal Revenue Code of 1986, as amended.

            (c) "Committee" means the Stock Option Committee  composed of two or more  members  of the  Board of  Directors,  and who  shall be  responsible  for administering the Plan.

            (d) "Company" means NuCO2 Inc.

            (e)  "Employee"  means an employee of the Company or of a Subsidiary
(including a director or officer of the Company or a  Subsidiary  who is also an employee).

            (f)  "Exchange  Act" means the  Securities  Exchange Act of 1934, as amended.

            (g) "Fair  Market  Value" of the Shares  means the closing  price of publicly traded Shares on the national  securities  exchange on which the Shares are listed (if the  Shares are so listed) or on the Nasdaq  National  Market (if the Shares are regularly  quoted on the Nasdaq National  Market),  or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded Shares in the over-the-counter market, or, if such bid and asked prices  shall  not  be  available,  as  reported  by any  nationally  recognized quotation service selected by the Company,  or as determined by the Committee in a manner consistent with the provisions of the Code.

            (h) "ISO" means an option  intended to qualify as an incentive stock option under Section 422 of the Code.

            (i) "NQO" means an option that does not qualify as an ISO.

            (j) "Plan" means the 1995 Stock Option Plan of the Company.

            (k) "Securities Act" means the Securities Act of 1933, as amended.

            (l) "Shares" means shares of the Company's  Common Stock,  $.001 par value,  including  authorized  but  unissued  shares and  shares  that have been previously issued and reacquired by the Company.

            (m)  "Subsidiary"  of the Company  means and includes a  "Subsidiary
Corporation," as that term is defined in Section 425(f) of the Code.

3.          ADMINISTRATION

            Subject to the express  provisions of the Plan, the Committee  shall have  authority to interpret  and construe  the Plan,  to  prescribe,  amend and rescind  rules  and  regulations  relating  to it,  to  determine  the terms and conditions of the respective option agreements (which need not be identical) and to make all other  determinations  necessary or advisable for the administration of the Plan.  Subject to the express  provisions of the Plan, the Committee,  in its sole  discretion,  shall from time to time  determine the persons from among those eligible  under the Plan to whom, and the time or times at which,  options shall be granted, the number of Shares to be subject to each option,  whether an option shall be designated an ISO or an NQO and the manner in and price at which such option may be exercised.  In making such  determination,  the Committee may take into  account the nature and period of service  rendered by the  respective optionees,  their  level of  compensation,  their past,  present  and  potential contributions  to the Company and such other factors as the  Committee  shall in its discretion deem relevant. The determination of the Committee with respect to any matter referred to in this Section 3 shall be conclusive.

4.          ELIGIBILITY FOR PARTICIPATION

            Any Employee shall be eligible to receive ISOs or NQOs granted under the Plan.

5.          LIMITATION ON SHARES SUBJECT TO THE PLAN

            Subject  to  adjustment  as  hereinafter   provided,  no  more  than
2,400,000 Shares may be issued pursuant to the exercise of options granted under the Plan. If any option shall expire or terminate for any reason, without having been exercised in full, the  unpurchased  Shares subject  thereto shall again be available for the purposes of the Plan.

6.          TERMS AND CONDITIONS OF OPTIONS

            Each option granted under the Plan shall be subject to the following terms and conditions:

            (a) Except as  provided in  Subsection  6(j),  the option  price per
Share shall be  determined by the  Committee,  but (i) as to an ISO shall not be less than 100% of the Fair  Market  Value of a Share on the date such ISO option is granted; and (ii) as to an NQO, shall not be less than 75% of the Fair Market
Value of a Share on the date such NQO is granted.

            (b) The Committee  shall,  in its  discretion,  fix the term of each option,  provided  that the maximum  length of the term of each  option  granted hereunder  shall  be 10 years  and  provided  further  than  the  provisions  of
Subsection  6(j) hereof  shall be  applicable  to the grant of ISOs to Employees therein identified.

            (c) If a  holder  of an  option  dies  while he is  employed  by the
Company or a  Subsidiary,  such option may, to the extent that the holder of the option  was  entitled  to  exercise  such  option on the date of his  death,  be exercised  during a period  after  his  death  fixed  by the  Committee,  in its discretion,  at the time such option is  granted,  but in no event to exceed one year,  by his personal  representative  or  representatives  or by the person or persons to whom the  holder's  rights  under the option shall pass by will or by the  applicable  laws of descent and  distribution  or by a  qualified  domestic relations order; provided, however, that no option granted under the Plan may be exercised to any extent by anyone after its expiration.

            (d) In the event that a holder of an option shall voluntarily retire or  quit  his  employment  without  the  written  consent  of the  Company  or a
Subsidiary  or if the Company shall  terminate the  employment of a holder of an option for cause, the options held by such holder shall forthwith terminate.  If a holder of an option shall  voluntarily  retire or quit his employment with the written  consent of the Company or a  Subsidiary,  or if the  employment of such holder shall have been  terminated  by the Company or a  Subsidiary  for reasons other than  cause,  such holder may  (unless  his option  shall have  previously expired pursuant to the provisions hereof) exercise his option at any time prior to the first to occur of the  expiration  of the original  option  period or the expiration of a period after  termination of employment  fixed by the Committee, in its discretion,  at the time the option is granted, but in no event to exceed three months, to the extent of the number of Shares subject to such option which were  purchasable by him on the date of termination of his  employment.  Options granted under the Plan shall not be affected by any change of employment so long as the holder thereof continues to be an Employee.

            (e)  Anything  to the  contrary  contained  herein or in any  option agreement  executed and  delivered  hereunder,  no option  shall be  exercisable unless and until the Plan has been  approved by  stockholders  of the Company in accordance with Section 13 hereof.

            (f) Each option shall be nonassignable  and  nontransferable  by the option holder  otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the option holder solely by him.

            (g) An option holder  desiring to exercise an option shall  exercise such  option by  delivering  to the  Company  written  notice of such  exercise, specifying  the number of Shares to be  purchased,  together with payment of the purchase price  therefor;  provided,  however that no option may be exercised in part with  respect to fewer than 100 Shares,  except to purchase  the  remaining
Shares purchasable under such option.  Payment shall be made as follows:  (i) in
United States dollars by cash or by check,  certified check, bank draft or money order  payable  to the  order  of the  Company;  (ii) at the  discretion  of the
Committee,  by  delivering  to the Company  Shares  already  owned by the option holder  and  having a Fair  Market  Value on the date of  exercise  equal to the exercise  price, or a combination of such Shares and cash; or (iii) by any other proper method specifically approved by the Committee.

            (h) In order to assist  an option  holder  with the  acquisition  of
Shares  pursuant  to the  exercise  of an option  granted  under  the Plan,  the
Committee may, in its discretion and subject to the  requirements  of applicable statutes, rules and regulations,  whenever, in its judgment, such assistance may reasonably be expected to benefit the Company,  authorize, either at the time of the grant of the option or thereafter  (i) the extension of a loan to the option holder by the  Company,  (ii) the payment by the option  holder of the  purchase price of the Shares in  installments,  or (iii) the guaranty by the Company of a loan  obtained by the option  holder from a third  party.  The  Committee  shall determine  the  terms of any  such  loan,  installment  payment  arrangement  or guaranty,  including  the interest  rate and other terms of  repayment  thereof.
Loans, installment payment arrangements and guaranties may be authorized with or without  security and the maximum  amount  thereof shall be the option price for the Shares being acquired plus related interest payments.

            (i) The aggregate  Fair Market Value  (determined at the time an ISO is granted) of the Shares as to which an Employee may first exercise ISOs in any one calendar year under all incentive  stock option plans of the Company and its
Subsidiaries may not exceed $100,000.

            (j)  An  ISO  may  be  granted  to an  Employee  owning,  or  who is considered  as owning by applying  the rules of  ownership  set forth in Section
425(d) of the Code,  over 10% of the total combined  voting power of all classes of stock of the Company or any Subsidiary if the option price of such ISO equals or exceeds  110% of the Fair  Market  Value of a Share on the date the option is granted  and such ISO shall  expire not more than five  years  after the date of grant.

7.          ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

            (a) Subject to any required regulatory  approval,  new option rights may be  substituted  for the  option  rights  granted  under  the  Plan,  or the
Company's duties as to options  outstanding under the Plan may be assumed,  by a corporation other than the Company,  or by a parent or subsidiary of the Company or such corporation, in connection with any merger, consolidation,  acquisition, separation, reorganization,  liquidation or like occurrence in which the Company is involved.  Notwithstanding the foregoing or the provisions of Subsection 7(b)
hereof, in the event such corporation, or parent or subsidiary of the Company or such  corporation,  does not substitute new option rights for, and substantially equivalent to, the option rights granted hereunder,  or assume the option rights granted  hereunder,  the option rights  granted  hereunder  shall  terminate and thereupon  become  null  and void (i) upon  dissolution  or  liquidation  of the
Company,   or  similar   occurrence,   (ii)  upon  any  merger,   consolidation,

acquisition,  separation,  reorganization,  or similar occurrence,  in which the
Company will not be a surviving entity or (iii) upon a transfer of substantially all of the  assets of the  Company or more than 80% of the  outstanding  Shares;
provided,  however,  that each option  holder  shall have the right  immediately
prior  to  or  concurrently   with  such   dissolution,   liquidation,   merger,
consolidation, acquisition, separation, reorganization or similar occurrence, to exercise any  unexpired  option  rights  granted  hereunder  whether or not then exercisable.  If the  exercise  of the  foregoing  right by the holder of an ISO would be deemed to result in a violation of the provisions of Subsection 6(i) of the Plan,  then,  without further act on the part of the Committee or the option holder,  such ISO shall be deemed an NQO to the  extent  necessary  to avoid any such violation.

            (b) The existence of outstanding options shall not affect in any way the right or power of the Company or its  stockholders  to make or authorize any or all adjustments,  recapitalizations,  reorganizations or other changes in the
Company's capital  structure or its business,  or any merger or consolidation of the  Company,  or any  issuance of Common  Stock or  subscription  rights or any merger or  consolidation of the Company,  or any issuance of bonds,  debentures, preferred  or prior  preference  stock ahead of or  affecting  the Shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or  business,  or any other  corporate act or  proceeding,  whether  of a similar  character  or  otherwise;  provided, however,  that  if the  outstanding  Shares  shall  at any  time be  changed  or exchanged by declaration of a stock dividend, stock split, combination of shares or  recapitalization,  the  number  and kind of  Shares  subject  to the Plan or subject to any options  theretofore  granted,  and the option  prices,  shall be appropriately and equitably adjusted so as to maintain the proportionate  number of Shares without changing the aggregate option price.

            (c) Adjustments  under this Section 7 shall be made by the Committee whose  determination  as to what  adjustments,  if any,  shall be made,  and the extent thereof, shall be final.

            8. PRIVILEGES OF STOCK OWNERSHIP

            No  option  holder  shall be  entitled  to the  privileges  of stock ownership as to any Shares not actually issued and delivered to him.

            9. SECURITIES REGULATION

            (a) Each option shall be subject to the  requirement  that if at any time the Board of Directors or Committee shall in its discretion  determine that the listing,  registration or qualification of the Shares subject to such option upon any securities  exchange or under any Federal or state law, or the approval or consent of any  governmental  regulatory  body,  is necessary or desirable in connection with the issuance or purchase of Shares  thereunder,  such option may not be  exercised  in  whole  or in  part  unless  such  listing,  registration, qualification,  approval or consent  shall have been  effected or obtained  free from any  conditions  not  reasonably  acceptable  to the Board of  Directors or
Committee.

            (b) Unless at the time of the exercise of an option and the issuance of the Shares thereby purchased by any option holder hereunder there shall be in effect as to such Shares a Registration  Statement  under the Securities Act and the rules and  regulations of the Securities and Exchange  Commission,  or there shall be  available  an  exemption  from the  registration  requirements  of the
Securities  Act, the option holder  exercising  such option shall deliver to the
Company at the time of exercise a certificate (i) acknowledging  that the Shares so  acquired  may be  "restricted  securities"  within  the  meaning of Rule 144 promulgated  under the Securities  Act, (ii) certifying that he is acquiring the
Shares  issuable to him upon such exercise for the purpose of investment and not with a view to their sale or  distribution;  and (iii)  containing  such  option holder's  agreement  that such Shares may not be sold or  otherwise  disposed of except in  accordance  with  applicable  provisions of the  Securities  Act. The
Company shall not be required to issue or deliver  certificates for Shares until
there  shall  have  been  compliance  with  all  applicable   laws,   rules  and
regulations,  including the rules and regulations of the Securities and Exchange
Commission.

            10. EMPLOYMENT OF EMPLOYEE

            Nothing  contained in the Plan or in any option  agreement  executed and  delivered  thereunder  shall  confer  upon any  option  holder any right to continue in the employ of the Company or any Subsidiary or to interfere with the right of the Company or any Subsidiary to terminate such employment at any time.

            11. WITHHOLDING; DISQUALIFYING DISPOSITION

            (a) The Company  shall deduct and withhold  from any salary or other compensation for employment  services of an option holder,  all amounts required to satisfy  withholding tax liabilities arising from the grant or exercise of an option under the Plan or the  acquisition or disposition of Shares acquired upon exercise of any such option.

            (b) In the  discretion of the Committee and in lieu of the deduction and withholding  provided for in subsection (a) above,  the Company shall deduct and withhold Shares otherwise issuable to the option holder having a fair market value on the date income is  recognized  pursuant  to the  exercise of an option equal to the amount required to be withheld.

            (c) In the  case  of  disposition  by an  option  holder  of  Shares acquired upon exercise of an ISO within (i) two years after the date of grant of such ISO,  or (ii) one year after the  transfer  of such  Shares to such  option holder,  such option  holder  shall give  written  notice to the Company of such disposition  not later than 30 days after the occurrence  thereof,  which notice shall include all such  information  as may be required by the Company to comply with applicable  provisions of the Code and shall be in such form as the Company shall from time to time determine.

            12. AMENDMENT, SUSPENSION AND TERMINATION OF THE PLAN

            Subject to any required regulatory approval,  the Board of Directors or  Committee  may at any time amend,  suspend or terminate  the Plan,  provided that,  except  as set forth in  Section 7 above,  no  amendment  may be  adopted without the approval of stockholders which would:

            (a) increase  the number of Shares  which may be issued  pursuant to the exercise of options granted under the Plan;

            (b)  permit  the  grant of an  option  under the Plan with an option price  less than 100% of the Fair  Market  Value of the  Shares at the time such option is granted;

            (c) change the provisions of Section 4;

            (d)  extend  the term of an option  or the  period  during  which an option may be granted under the Plan; or

            (e) decrease an option  exercise price  (provided that the foregoing does not  preclude  the  cancellation  of an  option  and a new grant at a lower exercise price without stockholder approval).

            Unless the Plan shall  theretofore have been terminated by the Board of  Directors or  Committee,  the Plan shall  terminate on November 6, 2005.  No option may be granted  during  the term of any  suspension  of the Plan or after termination  of the Plan.  The amendment or  termination  of the Plan shall not, without the written consent of the option holder to be affected, alter or impair any rights or obligations  under any option  theretofore  granted to such option holder under the Plan.

            13. EFFECTIVE DATE

            The effective date of the Plan shall be November 7, 1995, subject to its approval by shareholders of the Company not later than November 7, 1996.